Exhibit 10.53
EXECUTION VERSION

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

PURCHASER GROUP SUPPLEMENT (ADDITIONAL PURCHASER GROUP)
PURCHASER GROUP SUPPLEMENT, dated as of July 20, 2023 among the Non-Conduit Purchaser listed on the signature pages hereof (the “Acquiring Purchaser Group”), AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company (the “Company”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and AVIS BUDGET CAR RENTAL, LLC, as Administrator (the “Administrator”).
W I T N E S S E T H:
WHEREAS, this Purchaser Group Supplement is being executed and delivered in accordance with Section 2.6(e) and Section 11.1(e) of the Fifth Amended and Restated Series 2010-6 Supplement, dated as of April 14, 2022 (as may from time to time be further amended, supplemented or otherwise modified in accordance with the terms thereof, the “Series 2010-6 Supplement”; terms defined therein being used herein as therein defined), among the Company, the Administrator, the Non-Conduit Purchasers, the CP Conduit Purchasers, the Committed Note Purchasers, the Funding Agents and the APA Banks from time to time parties thereto, the Administrative Agent and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and as Series 2010-6 Agent, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 (as may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof, the “Base Indenture” and, the Base Indenture as supplemented by the Series 2010-6 Supplement, the “Indenture”), between the Company and the Trustee;
WHEREAS, the Acquiring Purchaser Group wishes to become a Non-Conduit Purchaser; and
NOW, THEREFORE, the parties hereto hereby agree as follows:
1.Upon the execution and delivery of this Purchaser Group Supplement by the Acquiring Purchaser Group, the Company, the Administrator and the Administrative Agent (the date of such execution and delivery, the “Purchaser Group Addition Date”), the Non-Conduit Purchaser with respect to such Acquiring Purchaser Group shall be party to the Series 2010-6 Supplement and the Fee Letter, in each case, for all purposes thereof.
2.    The Acquiring Purchaser Group hereby irrevocably purchases, takes and assumes a Commitment with respect to the Class A Notes equal to its Class A Maximum Purchaser Group Invested Amount as set forth in Exhibit A hereto.
3.    Each of the parties to this Purchaser Group Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver

AMERICAS 125996020

such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Purchaser Group Supplement.
4.    By executing and delivering this Purchaser Group Supplement, the Acquiring Purchaser Group confirms to and agrees as follows: (i) the Acquiring Purchaser Group confirms that it has received a copy of the Indenture and such other Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Purchaser Group Supplement; (ii) the Acquiring Purchaser Group will, independently and without reliance upon the Administrative Agent or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Indenture; (iii) the Acquiring Purchaser Group appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2010-6 Supplement as are delegated to the Administrative Agent by the terms thereof together with such powers as are reasonably incidental thereto, all in accordance with Article IX of the Series 2010-6 Supplement; and (iv) each member of the Acquiring Purchaser Group agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Indenture are required to be performed by it as a member of the Acquiring Purchaser Group.
5.    Exhibit A hereto sets forth the administrative information with respect to the Acquiring Purchaser Group.
6.    On the Purchaser Group Addition Date, the Company shall pay the Acquiring Purchaser Group a one time, prorated, non-refundable fee equal to [***]% of such Acquiring Purchaser Group’s Class A Maximum Purchaser Group Invested Amount as set forth on Exhibit A hereto.
7.    By executing this Purchaser Group Supplement, each of the Company and the Administrator hereby confirms that all of the representations and warranties made by it in the Base Indenture, the Series 2010-6 Supplement and the Related Documents to which each is a party are true and correct in all material respects on the Purchaser Group Addition Date, as if made on and as of such date (except to the extent such representations and warranties are expressly made as of another date).
8.    This Purchaser Group Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Purchaser Group Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

U.S. BANK NATIONAL ASSOCIATION,
as Acquiring Purchaser Group

By: /s/ Pawel Bania
Name: Pawel Bania
Title: Vice President

Signature page to Purchaser Group Supplement (USBank)

CONSENTED AND ACKNOWLEDGED:
AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC

By: /s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

AVIS BUDGET CAR RENTAL, LLC,
as Administrator

By: /s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

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JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Catherine Frank
Title: Managing Director

Signature page to Purchaser Group Supplement (USBank)

EXHIBIT A
ADMINISTRATIVE INFORMATION

Name:	U.S. Bank National Association

Class A Maximum
Purchaser Group
Invested Amount:	$125,000,000.00

Address:	[***]

Attention:	[***]

Telephone:	[***]

Email:	[***]